UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 30, 2007

Huntington Bancshares Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-2525	31-0724920
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 South High Street, Columbus, Ohio		43287
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	614-480-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2007, the Board of Directors of Huntington Bancshares Incorporated ("Huntington") approved an amendment to Huntington's charter to change the par value of Huntington’s common stock and the par value of Huntington’s serial preferred stock from no par value to $0.01 per share. This amendment to the charter is expressly permitted by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders. Also on May 30, 2007, at Huntington’s 2007 annual meeting of stockholders, Huntington’s stockholders approved an amendment to Huntington’s charter to increase the authorized number of shares of common stock from 500,000,000 to 1,000,000,000 shares. This amendment was duly advised and approved by the Board of Directors and submitted to the stockholders at Huntington’s 2007 annual meeting of stockholders held on May 30, 2007. These amendments became effective on May 31, 2007 upon the filing with and acceptance for record by the State Department of Assessments and Taxation of Maryland of the Articles of Amendment filed as Exhibit 3.1 hereto.

Item 8.01 Other Events.

At Huntington’s 2007 annual meeting of stockholders held on May 30, 2007, stockholders approved the issuance of Huntington common stock in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of December 20, 2006, by and among Huntington, Penguin Acquisition, LLC, a Maryland limited liability company and wholly owned subsidiary of Huntington, and Sky Financial Group, Inc. The merger remains subject to other closing conditions including approval of the stockholders of Sky Financial Group, Inc. at a special meeting of stockholders to be held on June 4, 2007, and the approval of the Board of Governors of the Federal Reserve System. Also at the 2007 annual meeting, stockholders elected three directors, ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2007, approved the 2007 Stock and Long-Term Incentive Plan, approved the First Amendment to the Management Incentive Plan, and approved the proposal to amend Huntington’s charter to increase the authorized common stock from 500,000,000 to 1,000,000,000 shares. A copy of the news release announcing results of the stockholders’ vote at the annual meeting is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO. - DESCRIPTION OF EXHIBITS
3.1 - Articles of Amendment of Huntington Bancshares Incorporated.
99.1 - News Release of Huntington Bancshares Incorporated, Dated May 30, 2007

About Huntington

Huntington Bancshares Incorporated is a $35 billion regional bank holding company headquartered in Columbus, Ohio. Through its affiliated companies, Huntington has more than 141 years of serving the financial needs of its customers. Huntington provides innovative retail and commercial financial products and services through over 380 regional banking offices in Indiana, Kentucky, Michigan, Ohio, and West Virginia. Huntington also offers retail and commercial financial services online at huntington.com; through its technologically advanced, 24-hour telephone bank; and through its network of nearly 1,000 ATMs. Selected financial service activities are also conducted in other states including: Dealer Sales offices in Arizona, Florida, Georgia, North Carolina, New Jersey, Pennsylvania, South Carolina, and Tennessee; Private Financial and Capital Markets Group offices in Florida; and Mortgage Banking offices in Maryland and New Jersey. International banking services are made available through the headquarters office in Columbus and a limited purpose office located in the Cayman Islands and another located in Hong Kong.

Additional Information About the Huntington and Sky Financial Group Merger and Where to Find It

In connection with the proposed merger of Huntington Bancshares Incorporated and Sky Financial Group, Huntington and Sky Financial will be filing relevant documents concerning the transaction with the Securities and Exchange Commission. On April 19, 2007, Huntington filed Amendment No. 2 to the registration statement on Form S-4 with the Securities and Exchange Commission, which includes the final proxy statement/prospectus. Stockholders are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Huntington and Sky Financial, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that are incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington, Huntington Center, 41 South High Street, Columbus, Ohio 43287, Attention: Investor Relations, 614-480-4060, or Sky Financial, 221 South Church Street, Bowling Green, Ohio, 43402. The final proxy statement/prospectus has been mailed to stockholders of Huntington and Sky Financial.

Stockholders are urged to read the proxy statement/prospectus, and other relevant documents filed with the Securities and Exchange Commission regarding the proposed transaction when they become available, because they will contain important information.

The directors and executive officers of Huntington and Sky Financial and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Huntington’s directors and executive officers is available in its proxy statement included in the registration statement filed with the SEC by Huntington on April 19, 2007. Information regarding Sky Financial’s directors and executive officers is available in its proxy statement filed with the SEC by Sky Financial on February 23, 2006. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-looking Statement

This document contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the merger between Huntington and Sky Financial, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the businesses of Huntington and Sky Financial may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the merger may not be obtained on the proposed terms and schedule; Huntington and/or Sky Financial’s stockholders may not approve the merger; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Huntington’s 2006 Annual Report on Form 10-K, Sky Financial’s 2006 Annual Report on Form 10-K, and documents subsequently filed by Huntington and Sky Financial with the Securities and Exchange Commission. All forward-looking statements included in this news release are based on information available at the time of the release. Neither Huntington nor Sky Financial assumes any obligation to update any forward-looking statement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

May 31, 2007	By:	Richard A. Cheap

Name: Richard A. Cheap
Title: Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment of Huntington Bancshares Incorporated.
99.1	News Release of Huntington Bancshares Incorporated, Dated May 30, 2007